SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 14, 2002

PC MALL, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

0-25790	95-4518700
(Commission File Number)	(I.R.S. Employer Identification No.)

2555 West 190th Street
Torrance, CA 90504
(Address of Principal Executive Offices) (Zip Code)

(310) 354-5600
(Registrant’s telephone number, including area code)

Item 9.   Regulation FD Disclosure.

On August 14, 2002, PC Mall, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002. In connection with such report, the Company submitted to the Securities and Exchange Commission the Certifications of the Frank F. Khulusi, Chief Executive Officer of the Company and Theodore R. Sanders, Chief Financial Officer of the Company, as required pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

 The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

 SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC MALL, INC.

Date: August 14, 2002	By:	/s/Theodore R. Sanders Theodore R. Sanders Chief Financial Officer (Principal Financial Officer)